Exhibit 10.9
INTERNATIONAL RATE AMENDMENT NO. 15
     This International Rate Amendment No. 15 (the “Amendment”) is made as of the _15th day of November, 2004, by and between Valor Telecommunications Enterprises, LLC (“Customer”) and MCI WORLDCOM Network Services, inc, (“MCI”) to that certain Telecommunication Services Agreement dated September 30, 2000, including the Program Enrollment Terms and all applicable Attachments and previous Amendments thereto (collectively, the “Agreement”). In the event of any conflict between the terms of the Agreement and the terms of this Amendment the terms of this Amendment shall control.
     The parties agree for good and valuable consideration, intending legally to be bound, as follows:
1.	SPECIAL INTERNATIONAL RATES. Commencing within five (5) business days following the date this Amendment is executed by both parties and returned to Customer, Customer will receive the rate(s) (the “Special International Rates”) set forth on Attachment No. 1 attached hereto and incorporated herein by reference with respect to the Service(s) and countries) listed. Customer’s International rates for all other Services (i.e., Services other than those specifically identified on Attachment No. 1) as well as rates to countries not listed will be as set forth in the Agreement. [Note: If a Special International Rate for a particular country is described in a previous Amendment, the Special International Rate reflected in the latest dated Amendment will control.]

2.	MODIFICATION OF CHARGES. In consideration of good and valuable consideration, including without limitation, the Special International Rates described above, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything to the contrary contained in the Agreement, MCI reserves the right to modify all of Customer’s rates to International locations (including the Special International Rates described in Section 1 above) upon not less than seven (7) calendar days’ prior notice to Customer, which notice will state the effective date for the charge modification and may be sent by e-mail or facsimile. Provided, however, any charge modifications under this Section 2 shall not exceed then-current generally available MCI charges for comparable services.

3.	OTHER PROVISIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement, including without limitation, Customer’s commitment(s), if any, will remain in full force and effect throughout the Service Term and any extensions thereof.
     IN WITNESS WHEREOF the parties have entered into this Amendment No. 15 on the date first written above.

VALOR TELECOMMUNICATIONS		MCI WORLDCOM NETWORK
ENTERPRISES, LLC		SERVICES, INC.

By:	/s/ Grant Raney	By:	/s/ Peter MCassidy
Print Name:	Grant Raney	Print Name:	Peter MCassidy
Title:	Sr. VP	Title:	VP, Wholesale Services
Date:	1-27-05	Date:	2/3/05
3/29/04	Page 1of 2 CONFIDENTIAL	TSA#VTE-001019

ATTACHMENT NO. 1
TO
INTERNATIONAL RATE AMENDMENT NO. 15
DATED NOVEMBER 15, 2004
SWITCHLESS 1+ Service

International Location	RPM($)
Afghanistan
Afghanistan Mobile
Albania
Albania Mobile
Algeria
Algeria Mobile A
Algeria Mobile B
Algeria Mobile C
American Samoa
Andorra
Andorra Mobile
Angola
Angola Mobile
Anguilla
Anguilla Mobile
Antarctica
Antigua
Argentina
Argentina Buenos Aires
Argentina Cordoba
Argentina Mendoza
Argentina Mobile
Argentina Rosario
Armenia
Armenia Mobile
Armenia Nagorni K
Armenia Yerevan
Aruba
Aruba Mobile A
Aruba Mobile B
Ascension Islands
Australia
Australia Melbourne
Australia Mobile A
Australia Mobile B
Australia Sydney
Austria
Austria Mobile A
Austria Mobile B
Austria Mobile C
Austria Mobile D
3/29/04	Page 2 of 13 CONFIDENTIAL

International Location	RPM($)
Austria Mobile E
Austria Vienna
Azerbaijan
Azerbaijan Mobile
Bahamas
Bahamas Mobile
Bahrain
Bangladesh
Bangladesh Dhaka
Bangladesh Mobile A
Bangladesh Mobile B
Barbados
Barbados Mobile
Belarus
Belgium
Belgium Brussels
Belgium Mobile
Belize
Belize Mobile
Benin
Benin Mobile
Bermuda
Bermuda Mobile
Bhutan
Bhutan Mobile
Bolivia
Bolivia Cochabamba
Bolivia La Paz
Bolivia Metro
Bolivia Mobile
Bolivia Santa Cruz
Bosnia
Bosnia Mobile A
Bosnia Mobile B
Botswana
Botswana Mobile
Brazil
Brazil Belem
Brazil Belo Horizonte
Brazil Brasilia
Brazil Campinas
Brazil Curitibia
Brazil Florianopolis
Brazil Fortaleza
Brazil Goiania
Brazil Manaus
Brazil Mobile
Brazil Porto Alegre
Brazil Recife
Brazil Rio De Janeiro
Brazil Salvador
Brazil Sao Paulo
3/29/04

CONFIDENTIAL

International Location	RPM($)
Brazil Valadares
Brazil Vitoria
British Virgin Islands
British Virgin Islands Mobile
Brunei
Bulgaria
Bulgaria Mobile
Bulgaria Sofia
Burkina Faso
Burkina Faso Mobile
Burundi
Burundi Mobile
Cambodia
Cambodia Mobile
Cameroon
Cameroon Mobile
Cape Verde Islands
Cape Verde Islands Mobile
Cayman Islands
Cayman Islands Mobile A
Cayman Islands Mobile B
Central African Republic
Central African Republic Mbl
Chad
Chad Mobile
Chile
Chile Mobile
Chile Rural
Chile Santiago
China
China Beijing
China Mobile
China Shanghai
Christmas/Cocos Islands
Colombia
Colombia Barranquilla
Colombia Bogota
Colombia Cali
Colombia Medellin
Colombia Mobile
Comoros Islands
Comoros Islands Mobile A
Comoros Islands Mobile B
Congo
Congo Mobile
Cook Islands
Costa Rica
Costa Rica Mobile
Croatia
Croatia Mobile
Cuba
Cyprus
3/29/04	Page 4 of 13 CONFIDENTIAL

International Location	RPM($)
Cyprus Mobile
Czech Republic
Czech Republic Mobile
Denmark
Denmark Mobile
Diego Garcia
Djibouti
Dominica
Dominica Mobile
Dominican Republic
Dominican Republic Mobile
Dominican Republic Santo Dom
East Timor
Ecuador
Ecuador Guayaquil
Ecuador Mobile
Ecuador Quito
Egypt
Egypt Cairo
Egypt Mobile
El Salvador
El Salvador Mobile
Equatorial Guinea
Equatorial Guinea Mobile
Eritrea
Eritrea Mobile
Estonia
Estonia Mobile
Estonia Special Services
Ethiopia
Ethiopia Mobile
Falkland Islands
Faroe Islands
Faroe Islands Mobile
Fiji Islands
Finland
Finland Helsinki
Finland Mobile
Finland Special Services
France
France Mobile A
France Mobile B
France Mobile C
France Paris
French Antilles
French Antilles Mobile
French Guiana
French Guiana Mobile
French Polynesia
French Polynesia Mobile
Gabon
Gabon Mobile
3/29/04	Page 5 of 13 CONFIDENTIAL

International Location	RPM($)
Gambia
Gambia Mobile
Georgia
Georgia Mobile
Germany
Germany Berlin
Germany Mobile A
Germany Mobile B
Germany Mobile C
Ghana
Ghana Mobile
Gibraltar
Gibraltar Mobile
Greece
Greece Athens
Greece Mobile A
Greece Mobile B
Greece Mobile C
Greenland
Grenada
Grenada Mobile A
Grenada Mobile B
Guadeloupe
Guadeloupe Mobile
Guantanamo Bay
Guatemala
Guatemala Mobile
Guinea
Guinea Mobile
Guinea-Bissau
Guyana
Haiti
Haiti Mobile A
Haiti Mobile B
Honduras
Honduras Mobile
Hong Kong
Hong Kong Mobile
Hungary
Hungary Budapest
Hungary Mobile
Iceland
Iceland Mobile A
Iceland Mobile B
India
India Ahmedabad
India Bangalore
India Bombay
India Calcutta
India Hyderabad
India Madras
India Mobile A
3/29/04	Page 6 of 13 CONFIDENTIAL

International Location	RPM($)
India Mobile B
India New Delhi
India Pune
Indonesia
Indonesia Jakarta
Indonesia Mobile
Inmarsat AORE
Inmarsat AORE AERO
Inmarsat AORE HSD M
Inmarsat AORE LSV B
Inmarsat AORE LSV M
Inmarsat AORE LSV Mini
Inmarsat AORW
Inmarsat AORW AERO
Inmarsat AORW HSD M
Inmarsat AORW LSV B
Inmarsat AORW LSV M
Inmarsat AORW LSV Mini
Inmarsat IOR
Inmarsat IOR AERO
Inmarsat IOR HSD B
Inmarsat IOR HSD M
Inmarsat IOR LSV B
Inmarsat IOR LSV M
Inmarsat IOR LSV Mini
Inmarsat POR
Inmarsat POR AERO
Inmarsat POR. HSD B
Inmarsat POR LSV B
Inmarsat POR LSV M
Inmarsat POR LSV Mini
Inmarsat SNAC
Inmarsat SNAC HSD M
Inmarsat SNAC LSV B
Inmarsat SNAC LSV M
Inmarsat SNAC LSV Mini
Iran
Iran Mobile
Iraq
Iraq Baghdad
Iraq Mobile
Ireland
Ireland Dublin
Ireland Mobile
Iridium/Globalstar
Israel
Israel Mobile
Italy
Italy Mobile A
Italy Mobile B
Italy Mobile C
Italy Mobile D
3/29/04	Page 7 of 13 CONFIDENTIAL

International Location	RPM($)
Ivory Coast
Ivory Coast Mobile
Jamaica
Jamaica Mobile A
Jamaica Mobile B
Japan
Japan Mobile
Japan Nagoya
Japan Osaka
Japan Tokyo
Japan Yokohama
Jordan
Jordan Mobile
Kazakhstan
Kazakhstan Mobile
Kenya
Kenya Mobile
Kiribati
Kosovo Mobile
Kuwait
Kuwait Mobile
Kyrgyzstan
Kyrgyzstan Mobile
Laos
Laos Mobile
Latvia
Latvia Mobile
Lebanon
Lebanon Mobile
Lesotho
Lesotho Mobile
Liberia
Libya
Libya Mobile
Liechtenstein
Liechtenstein Mobile
Lithuania
Lithuania Mobile
Luxembourg
Luxembourg Mobile
Macau
Macedonia
Macedonia Mobile
Madagascar
Madagascar Mobile
Malawi
Malawi Mobile
Malaysia
Malaysia Kuala Lumpur
Malaysia Mobile
Maldives
Mali
3/29/04	Page 8 of 13 CONFIDENTIAL

International Location	RPM($)
Mali Mobile
Malta
Malta Mobile
Marshall Islands
Mauritania
Mauritania Mobile
Mauritius
Mayotte Island
Mexico Equal Access 1
Mexico Equal Access 2
Mexico Equal Access 3
Mexico Guadalajara
Mexico Mexico City
Mexico Monterrey
Mexico Non Equal Access
Micronesia
Moldova
Moldova Mobile
Moldova Prldnestrovie
Monaco
Monaco Mobile
Mongolia
Montserrat
Morocco
Morocco Mobile
Mozambique
Mozambique Mobile A
Mozambique Mobile B
Myanmar
Nakhodka
Namibia
Namibia Mobile
Nauru
Nepal
Nepal Kathmandu
Netherlands
Netherlands Mobile A
Netherlands Mobile B
Netherlands Mobile C
Netherlands Antilles
Netherlands Antilles Mobile A
Netherlands Antilles Mobile B
New Caledonia
New Zealand
New Zealand Auckland
New Zealand Mobile
Nicaragua
Nicaragua Mobile A
Nicaragua Mobile B
Niger
Niger Mobile
Nigeria
3/29/04	Page 9 of 13 CONFIDENTIAL

International Location	RPM($)
Nigeria Mobile
Niue
Norfolk Island
North Korea
Norway
Norway Mobile
Oman
Oman Mobile
Pakistan
Pakistan Karachi
Pakistan Mobile
Palau
Palestine
Palestine Mobile
Panama
Panama Mobile
Papua New Guinea
Paraguay
Paraguay Mobile
Peru
Peru Lima
Peru Mobile
Peru Rural
Philippines
Philippines Manila
Philippines Mobile A
Philippines Mobile B
Poland
Poland Mobile
Portugal
Portugal Mobile
Qatar
Qatar Mobile
Reunion Islands
Reunion Islands. Mobile
Romania
Romania Bucharest
Romania Mobile A
Romania Mobile B
Russia
Russia Mobile
Russia Moscow
Russia Overlay
Russia St. Petersburg
Rwanda
Rwanda Mobile
Sakhalin
San Marino
Sao Tome
Saudi Arabia
Saudi Arabia Dhahran
Saudi Arabia Jeddah
3/29/04	Page 10 of 13 CONFIDENTIAL

International Location	RPM($)
Saudi Arabia Mobile
Saudi Arabia Riyadh
Senegal
Senegal Mobile
Serbia
Serbia Mobile
Seychelles Islands
Sierra Leone
Sierra Leone Mobile
Singapore
Singapore Mobile
Slovakia
Slovakia Mobile
Slovenia
Slovenia Mobile
Solomon Islands
Somalia
South Africa
South Africa Johannesburg
South Africa Mobile
South Korea
South Korea Mobile
South Korea Seoul
Spain
Spain Mobile
Sri Lanka
Sri Lanka Mobile
St. Helena
St. Kitts/Nevis
St. Lucia
St. Lucia Mobile A
St. Lucia Mobile B
St. Pierre/Mequelon
St. Pierre/Mequelon Mobile
St. Vincent
St. Vincent Mobile A
St. Vincent Mobile B
Sudan
Sudan Mobile
Suriname
Swaziland
Swaziland Mobile
Sweden
Sweden Mobile A
Sweden Mobile B
Sweden Mobile C
Sweden Stockholm
Switzerland
Switzerland Mobile A
Switzerland Mobile B
Syria
Syria Mobile
3/29/04	Page 11 of 13 CONFIDENTIAL

International Location	RPM($)
Taiwan
Taiwan Mobile
Taiwan Taipei
Tajikistan
Tanzania
Tanzania Mobile
Thailand
Thailand Bangkok
Thailand Mobile
Thuraya/Emsat
Togo
Togo Mobile
Tokelau
Tonga
Trinidad/Tobago
Tunisia
Tunisia Mobile
Turkey
Turkey Ankara
Turkey Istanbul
Turkey Izmir
Turkey Mobile
Turkmenistan
Turkmenistan Mobile
Turks/Caicos
Tuvalu
Uganda
Uganda Mobile
Ukraine
Ukraine Kiev
Ukraine Mobile A
Ukraine Mobile B
United Arab Emirates
United Arab Emirates Mobile
United Kingdom
United Kingdom London
United Kingdom Mobile
United Kingdom Special Serv
Uruguay
Uruguay Mobile
Uruguay Montevideo
Uzbekistan
Uzbekistan Mobile
Vanuatu
Vatican City
Venezuela
Venezuela Caracas
Venezuela Maracalbo
Venezuela Mobile
Venezuela Valencia
Vietnam
Vietnam Ho Chi Minh
3/29/04	Page 12 of 13 CONFIDENTIAL

International Location	RPM($)
Vietnam Mobile
Waills/ Futune
Western Samoa
Western Samou Mobile
Yamen
Yamen Mobile
Zaire
Zaire Mobile
Zambia
Zambia Mobile
Zimbabwe
Zimbabwe Mobile A
Zimbabwe Mobile B
Rates listed above exclude city-specific, mobile rural and Special Service locations unless otherwise specified.

MCI’s Initials	/s/ Peter M. Cassidy	Customer’s Initials	/s/ [ILLEGIBLE]
3/29/04	Page 13 of 13 CONFIDENTIAL